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                                                                    EXHIBIT 23.1

              INDEPENDENT AUDITORS' CONSENT AND REPORT ON SCHEDULE

PetroFina S.A.

We consent to the incorporation by reference in this Registration Statement of PetroFina S.A. on Form S-8 (File No. 333-61145) of our report dated March 23, 1999, appearing in the Annual Report on Form 20-F of PetroFina S.A. for the year ended December 31, 1998.

/s/ MICHEL DENAYER
Michel Denayer
Statutory Auditor
DELOITTE & TOUCHE
Reviseurs d'Entreprises s.c.c.

Brussels, Belgium

April 28, 1999